REGULATION S-X TESTING
1stPoint Communications, LLC, Endstream Communications, LLC, Open Data Centers, LLC and Shelcomm, Inc.
11 December 2018

The staff of Hammer Fiber Optics Holdings Corp has conducted Regulation S-X testing of 1stPoint Communications, LLC (acquired on 1 November, 2018), Open Data Centers, LLC (acquired on 1 November, 2018), Shelcomm, Inc. (acquired on 1 November, 2018) and Endstream Communications, LLC (which has a definitive closing date of 17 December, 2018), and announced by 8-K on November 4, 2018, with an announcement scheduled by 8-K for Endstream Communications on 17 December 2018.

Summary of Results
Two years of combined financial statements should be subject to audit for the period ended 31 December 2016 and 31 December 2017 and unaudited financial statements for the current interim period to-date October 31, 2018 for Endstream Communications, LLC 1stPoint Communications LLC and Open Data Centers, LLC. This is pursuant to section 2015 as follows for entities under $50 million of revenue at a 50% or greater significance level:

If the Greatest of the Three Calculations Described in Section 2015	S-X 3-05
Exceeds 50%	Financial statements for full three years (audited) and the latest required interim period (unaudited) that precedes the acquisition (See FRM 2045), and the corresponding interim period of the preceding year (unaudited) <u>Exception:</u> Financial statements for the earliest of the three fiscal years may be omitted if net revenues of the acquired business in its most recent fiscal year are less than $50 million. See also exception for EGCs in Section 10220.5.

No audit should be required of Shelcomm, Inc. This is pursuant to Section 2015 as follows:

If the Greatest of the Three Calculations Described in Section 2015	S-X 3-05
Does not exceed 20%	No financial statements required

Specific Results

2010.2. The staff has determined that Endstream Communications, LLC, 1stPoint Communications, LLC, Open Data Centers, LLC and Shelcomm, Inc. are "businesses" for the purposes of S-X 3-05. Pursuant to 2010.2: "there is sufficient continuity of operations so that disclosure of prior financial information is material to an understanding of future operations."

2010.3. The staff does consider that the acquisitions should be accounted for under the equity method to be a business for reporting purposes.

2015.12 Significance – Related Businesses. The staff has determine that the acquisition of Endstream Communications, LLC, 1stPoint Communications, LLC and Open Data Centers, LLC are "related businesses" because Pursuant to 2015.12 "they are under common control or management" and "their acquisitions are dependent on each other." Therefore they should be subject to combination for accounting purposes.

Erik B. Levitt was the single Managing Member of Endstream Communications, LLC, 1stPoint Communications, LLC and Open Data Centers, LLC, which is exactly equivalent to the definition of "Common Control" under Regulation S-X 3-05. Further 1stPoint Communications, LLC and Endstream Communications, LLC share 100% common ownership with each other and Open Data Centers, LLC shares 54% common ownership with 1stPoint Communications, LLC and Endstream Communications, LLC. This is exactly equivalent to the definition of Common Ownership under Regulation S-X 3-05.

Shelcomm, Inc. should not be subject to combination because it neither shares common ownership nor common control pursuant to S-X 3.05. Shelcomm, Inc.'s capital structure was as follows:

	Shares of Common Stock
1stPoint Communications, LLC	350
Empire Ventures, LLC	350
Michael D. Schelin (Individually)	300
Total	1,000

Erik B. Levitt was the co-non-executive Chairman of Shelcomm, Inc. and had no day-to-day responsibilities at Shelcomm. Therefore Shelcomm, Inc. should not be subject to Combination.

2015.1 Significance Test.
Under S-X 3-05 three tests are required:

- Asset Test
- Investment Test
- Income Test

2015.2 Financial Statements Used to Measure Significance.
For the purposes of the significance test the staff has compared the financial statements of Endstream Communications, LLC, Open Data Centers, LLC, 1stPoint Communications, LLC and Shelcomm, Inc. for the Fiscal Year Ended 12/31/2017 to Hammer Fiber Optics Holdings Corp's Fiscal Year Ended 7/31/2018, pursuant to 2015.2: "compare the most recent pre-acquisition annual financial statements of the acquired business to the registrant's pre-acquisition consolidated financial statements as of the end of the most recently completed audited fiscal year required to be filed with the SEC."

2015.3 Comprehensive Basis of Accounting Used to Measure Significance. The staff prepared financial statements in accordance with GAAP.

2015.4 Asset Test.

The acquired businesses' total assets were as follows:

Combined 1stPoint/Endstream/ODC	$ 2,097,217.93
Assets of Registrant	4,656,140.00

The assets of the acquired businesses are 45.04% of those of the Registrant. This exceeds the recommended 20% of the assets of the Registrant and therefore the combined acquired businesses should be material and subject to audit.

Shelcomm, Inc.	$ 4,125.71
Assets of Registrant	4,656,140.00

The assets of the acquired businesses are 0.087% of the assets of the Registrant and therefore should not be subject to audit as it does not exceed the 20% significance level pursuant to Regulation S-X.

2015.5/2015.7 Investment Test – Reorganization of Entities Under Common Control

The consideration transferred was as follows, whereby the staff compared the Registrant's investment in the acquired business to the Registrant's total assets

Combined 1stPoint/Endstream/ODC:	9,181,078 Shares @ $0.32/share	$2,937,944.96
Shelcomm, Inc.:	1,000,000 Shares @ $0.32/share	$320,00.00
Assets of Registrant		$4,656,140.00

The consideration for the combined businesses 1stPoint/Endstream/ODC exceed the equity of the registrant by 63.10% and therefore should be considered material and subject to audit.

The consideration of Shelcomm, Inc. is 6.87% of the registrant and therefore should not be subject to audit as it does not exceed the 20% significance level pursuant to Regulation S-X 3-05.

2015.8 Income Test

The staff compared the cumulative effect of the change in accounting principle to that of the Registrant.

Net Income of 1P/ES/ODC Combined:	$ (399,862.27)
Net Income of Shelcomm, Inc:	$19,306.75
Net Income/Loss of Registrant:	$(5,515,083.00)

The Net Loss of the combined businesses 1stPoint/Endstream/ODC are 7.25% of the Net Loss of the Registrant and should therefore not be subject to audit as it does not exceed the 20% significance level pursuant to Regulation S-X 3-05.

The Net Income of Shelcommm Inc. is 0.35% of the absolute value of the Net Loss of the Registrant and should therefore not be subject to audit as it does not exceed the 20% significance level pursuant to Regulation S-X 3-05.

2020.8 Significance Implementation – Related Businesses – General – Computational Note 3.

S-X 3-05(a)(3) states in part that "acquisitions of a group of related busineses that are probably or that have occurred subsequent to the latest fiscal year-end for which audited financial statements of the registrant have been filed shall be treated under this section as they are a single business combination. This indicates that S-X 1-02(w) Computational Note 3, which indicates that entities reporting losses should not be aggregated with entities reporting income, does not apply to the calculation of significance for related businesses.

2030.1 Regulation S-X 3-05 Audit Requirements

As the results of the Investment for the combined businesses of 1stPoint/Endstream/ODC exceeds the 50% threshold financial statements for the full three years (audited) and the latest required interim period (unaudited) should be required. However, as the net revenues of the acquired businesses in its most recent fiscal year are less than $50 million, the earliest of the three years may be omitted. **Therefore only 2016 and 2017 should be audited pursuant to Regulation S-X.**

As the results of all three tests for Shelcomm, Inc. do not exceed the 20% threshold, no financial statements should be required for Shelcomm, Inc. and **no financial statements should be audited pursuant to Regulation S-X** under section 2035 "Individually Insignificant Acquirees" which states that "any consummated acquisition whose significance does not exceed 20% that were consummated after the balance sheet date of the most recent audited financial statements included in the registration or proxy statement through the effective date of the registration statement or the date of the proxy statement is mailed."

Prepared On Behalf of Hammer Fiber Optics Holdings Corp By:

Signature: Erik B. Levitt

Name: Erik B. Levitt

Title: CEO

Date: 10 December 2018